Exhibit 10.1

COMMITMENT INCREASE AGREEMENT

This COMMITMENT INCREASE AGREEMENT (this “Agreement”), dated as of June 29, 2012, is entered into by and among (1) VALUECLICK, INC., a Delaware corporation (the “Borrower”) and (2)  the Increasing Lenders identified in Section 2 below, with respect to the following:

A.    The Borrower, the lenders from time to time party thereto (the “Lenders”) and Wells Fargo Bank, National Association as administrative agent for the Lenders (the “Administrative Agent”) have previously entered into that certain Amended and Restated Credit Agreement, dated as of August 19, 2011, (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”). Capitalized terms are used in this Agreement as defined in the Credit Agreement, unless otherwise defined herein.

B.    The Borrower has elected to exercise the increase option to increase the Total Revolving Loan Commitment under Section 2.01(c) of the Credit Agreement.
C.    On the terms and subject to the conditions set forth in this Agreement, the Increasing Lenders identified in Section 2 below are willing to agree to such increase as set forth in Section 2 below.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Effectiveness. The effectiveness of the provisions of Section 2 of this Agreement is subject to the satisfaction of the conditions further described in Section 3 of this Agreement.
2.Increase Option.
(a)The Borrower hereby requests that the Total Revolving Loan Commitment be increased in the aggregate amount of $50,000,000 pursuant to Section 2.01(c) of the Credit Agreement and the Borrower proposes that the Increase Effective Date for the increase contemplated in this Agreement be June 28, 2012, but in any event the Borrower understands and agrees that the Increase Effective Date for such increase in the Total Revolving Loan Commitment shall be the Agreement Effective Date (as defined in Section 3 below). In connection with the foregoing request, the certificate of the Borrower certifying that no Default exists or will occur as a result of such increase in the Total Revolving Loan Commitment as contemplated in Section 3(c) below shall be deemed to satisfy the requirement for such certificate under Section 2.01(c) of the Credit Agreement.
(b)On the terms and subject to the conditions of this Agreement, in furtherance of the Borrower's request to increase the Total Revolving Loan Commitment in the aggregate amount of $50,000,000 pursuant to Section 2.01(c) of the Credit Agreement, as of the Agreement Effective Date:
(i)Wells Fargo Bank, National Association hereby increases its Revolving Loan Commitment by $15,000,000 (thereby increasing Wells Fargo Bank, National Association's Revolving Loan Commitment as of the Agreement Effective Date to a total of $60,000,000),
(ii)JPMorgan Chase Bank, N. A. hereby increases its Revolving Loan Commitment by $15,000,000 (thereby increasing JPMorgan Chase Bank, N. A.'s Revolving Loan Commitment as of the Agreement Effective Date to a total of $60,000,000),
(iii)Bank of the West hereby increases its Revolving Loan Commitment by $10,000,000 (thereby increasing Bank of the West's Revolving Loan Commitment as of the Agreement Effective Date to a total of $40,000,000), and

(iv)Union Bank, N.A. hereby increases its Revolving Loan Commitment by $10,000,000 (thereby increasing Union Bank's Revolving Loan Commitment as of the Agreement Effective Date to a total of $40,000,000).
Each of the Lenders identified in this Section 2(b) is an “Increasing Lender” for purposes of the Existing Credit Agreement and this Agreement. The agreements of the Increasing Lenders under this Agreement are several and not joint.
3.Conditions Precedent to the Effectiveness of this Agreement. The effectiveness of the provisions of Section 2 of this Agreement is conditioned upon, and such provisions shall not be effective until, satisfaction of the following conditions (the first date on which all of the following conditions have been satisfied being referred to herein as the “Agreement Effective Date”):
(a)The Administrative Agent shall have received, on behalf of the Increasing Lenders, this Agreement, duly executed and delivered by the Borrower, the Increasing Lenders and the Guarantors.
(b)The Administrative Agent shall have received amended and restated Revolving Loan Notes, duly executed and delivered by the Borrower in favor of each of the Increasing Lenders (the “Amended and Restated Notes”).
(c)The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower, dated as of the Agreement Effective Date, certifying (i) that attached thereto are true and correct copies of resolutions duly adopted by the governing body of the Borrower and continuing in effect, which authorize the execution, delivery and performance by the Borrower of this Agreement and the Amended and Restated Notes and the consummation of the transactions contemplated hereby and thereby, (ii) the incumbency, signatures and authority of the officers of the Borrower authorized to execute, deliver and perform this Agreement and the Amended and Restated Notes and (iii) the conditions set forth in Sections 3(e), (f) and (g) of this Agreement are satisfied as of the Agreement Effective Date.
(d)The Administrative Agent shall have received the arrangement fee and upfront fees set forth in Section 2 of that certain letter agreement, dated as of June 11, 2012, among the Borrower and Wells Fargo Securities, LLC.

(e)The representations and warranties set forth in this Agreement shall be true and correct in all material respects as of the Agreement Effective Date.
(f)All required third party consents and approvals required in connection with this Agreement have been obtained.
(g)No Default has occurred and is continuing or shall occur as a result of the proposed increase in the amount of Total Revolving Loan Commitment.
4.Representations and Warranties. In order to induce the Increasing Lenders to enter into this Agreement and to increase their respective Revolving Loan Commitment, the Borrower represents and warrants to the Administrative Agent and each Lender as follows:
(a)Authorization of Agreements. The execution and delivery of this Agreement and the Amended and Restated Notes by the Borrower, the execution and delivery of this Agreement by the Guarantors and the performance by the Borrower of the Amended and Restated Notes and the Credit Agreement (with the increase in the Total Revolving Loan Commitment as set forth in this Agreement) (hereafter referred to as the “Increased Credit Agreement”) (i) are within the power of the Borrower and the Guarantors and (ii) have been duly authorized by all necessary corporate or company actions on the part of the Borrower and the Guarantors.
(b)Enforceability. Each of this Agreement, the Increased Credit Agreement and the

Amended and Restated Notes has been duly executed and delivered by the Borrower and the Agreement has been duly executed and delivered by the Guarantors and, in each case, constitutes a legal, valid and binding obligation of the Borrower and the Guarantors (as applicable), enforceable against the Borrower and the Guarantors (as applicable) in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.
(c)Non-Contravention. The execution and delivery by the Borrower and the Guarantors of this Agreement, the execution and delivery by the Borrower of the Amended and Restated Notes, the performance by the Guarantors of this Agreement and the performance by the Borrower of each of this Agreement, the Increased Credit Agreement and the Amended and Restated Notes do not (i) violate any Requirement of Law applicable to any Loan Party; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of any Loan Party; (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of any Loan Party (except for Permitted Liens) or (iv) violate any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority to which it is subject, in each case where such breach or violation could not reasonably be expected to result in a Material Adverse Effect.
(d)Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by the Borrower or the Guarantors of this Agreement or the Amended and Restated Notes, except for those which have been made or obtained and are in full force and effect and except for those where the failure to so make or obtain could not have, either individually or in the aggregate, a Material Adverse Effect.
(e)Representations and Warranties in the Credit Agreement. The Borrower confirms that as of the Agreement Effective Date and after giving effect to this Agreement, (i) the representations and warranties contained in Article IV of the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and (ii) no Default or Event of Default has occurred and is continuing.
5.Miscellaneous.
(a)Reference to and Effect on the Credit Agreement and the other Credit Documents.
(i)Except as specifically set forth in this Agreement, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrower in all respects.
(ii)The execution and delivery of this Agreement and performance of the Increased Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Credit Agreement or any of the other Credit Documents.
(b)Expenses. The Borrower acknowledges that all reasonable costs and expenses of the Administrative Agent incurred in connection with this Agreement will be paid by the Borrower in accordance with Section 8.02 of the Credit Agreement.
(c)Headings. Section and subsection headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
(d)Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Transmission by telecopier (or by email of a PDF or similar electronic image file) of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.
(e)Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules other than Section 5-1401 of the General Obligations Law of the State of New York.
6.Credit Documents. This Agreement is a Credit Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Credit Documents are applicable hereto and incorporated herein by this reference.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
VALUECLICK, INC.,
a Delaware corporation

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Increasing Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N. A.,
as an Increasing Lender

By:
Name:
Title:

BANK OF THE WEST,
as an Increasing Lender

By:
Name:
Title:

UNION BANK, N.A.,
as an Increasing Lender

By:
Name:
Title:

Each of the undersigned hereby acknowledges and consents to the foregoing Agreement and confirms and agrees that the Guaranty executed by it (including via joinder or supplement) in connection with the Credit Agreement remains in full force and effect in accordance with its terms and is hereby reaffirmed and ratified by each of the undersigned, and each of the undersigned hereby confirms that the representations and warranties contained in each such Guaranty (including any incorporated by reference to the Credit Agreement) are (before and after giving effect to this Agreement) true and correct in all material respects.

VALUECLICK BRANDS, INC.,
a California corporation

By:
Name:
Title:

MEDIAPLEX, INC.,
a Delaware corporation

By:
Name:
Title:

COMMISSION JUNCTION, INC.,
a Delaware corporation

By:
Name:
Title:

VALUECLICK MOBILE, INC.,
a Delaware corporation

By:
Name:
Title:

DOTOMI, LLC
(formerly known as Viper Subsidiary, LLC),
a Delaware limited liability company

By:
Name:
Title: